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                                   EXHIBIT 23

                                ARTHUR ANDERSEN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statement File Nos. 33-89868, 33-89870, 333-16519, 333-14671,
333-33815 and 333-35779, as amended.


                                ARTHUR ANDERSEN LLP

Phoenix, Arizona,
  September 22, 1997.